                                                                EXHIBIT 10.35

               BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
                       c/o Boston Capital Corporation
                              One Boston Place
                           Boston, MA  02180-4405



                                                  March 11, 2005

BY HAND


BCP Funding, LLC
c/o Boston Capital Corporation
One Boston Place
Boston, MA  02180-4405

                              RE:  REQUEST TO EXTEND MATURITY DATE

Ladies and Gentlemen:

    Reference is made to the Loan Agreement dated May 31, 2003 ("Loan Agreement") between Boston Capital Real Estate Investment Trust, Inc., a Maryland corporation ("Borrower") and you, as Lender. Please consider this formal written notice that the Borrower hereby requests to extend the Maturity Date of the Loan from May 31, 2005 to January 1, 2006.

    By its authorized signature below, Borrower hereby represents, warrants and certifies to Lender that there is currently outstanding no Default or Event of Default.

    All capitalized terms used herein shall have the meanings defined in the Loan Agreement.

                                            Very truly yours,

                                            BOSTON CAPITAL REAL ESTATE
                                            INVESTMENT TRUST, INC.


                                            By:    /s/ Jeffrey H. Goldstein
                                                   ------------------------
                                            Name:  Jeffrey H. Goldstein
                                            Title: President